As filed with Securities and Exchange Commission on April 25, 2005.

File Nos. 333-118225

811-21230

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-effective Amendment No.         ☐

Post-Effective Amendment No. 1 ☒

and/or

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 2    ☒

(Check Appropriate Box Or Boxes)

FS VARIABLE ANNUITY ACCOUNT NINE

(Exact Name of Registrant)

FIRST SUNAMERICA LIFE INSURANCE COMPANY

(“FIRST SUNAMERICA LIFE”)

(Name of Depositor)

733 THIRD AVENUE, 4th FLOOR

NEW YORK, NEW YORK 10017

(Address of Depositor’s Principal Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (800) 996-9786

CHRISTINE A. NIXON, ESQ.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

C/O AIG RETIREMENT SERVICES, INC.

1 SunAmerica Center

Los Angeles, California 90067-6022

(Name and Address of Agent for Service)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 2, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [INSERT DATE if applicable] pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

FS VARIABLE ANNUITY ACCOUNT NINE

Cross Reference Sheet

PART A - PROSPECTUS

Item Number in Form N-4		Caption
1.	Cover Page	Cover Page

2.	Definitions	Definitions

3.	Synopsis	Highlights; Fee Tables; Portfolio Expenses; Examples

4.	Condensed Financial Information	Appendix – Condensed Financial Information

5.	General Description of Registrant, Depositor and Portfolio Companies	The Variable Annuity; Other Information

6.	Deductions	Expenses

7.	General Description of Variable Annuity Contracts	The Variable Annuity; Purchasing The Variable Annuity Contract; Investment Options

8.	Annuity Period	Income Options

9.	Death Benefit	Death Benefits

10.	Purchases and Contract Value	Purchasing a Variable Annuity Contract

11.	Redemptions	Access To Your Money

12.	Taxes	Taxes

13.	Legal Proceedings	Legal Proceedings

14.	Table of Contents of Statement of Additional Information	Table of Contents of Statement of Additional Information

PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.

Item Number in Form N-4		Caption
15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	The Variable Annuity (P); Separate Account; General Account (P); Investment Options (P); Other Information (P)

18.	Services	Other Information (P)

19.	Purchase of Securities Being Offered	Purchasing a Variable Annuity (P)

20.	Underwriters	Distribution of Contracts

21.	Calculation of Performance Data	Performance Data

22.	Annuity Payments	Income Options (P); Income Payments; Annuity Unit Values

23.	Financial Statements	Depositor: Other Information (P); Financial Statements; Registrant: Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS

ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

issued by

FIRST SUNAMERICA LIFE INSURANCE COMPANY

in connection with

FS VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AllianceBernstein Ovation Advantage Variable Annuity.

The annuity has several investment choices — Variable Portfolios listed below and certain Fixed Account options. The Variable Portfolios are part of the AllianceBernstein Variable Products Series Fund, Inc. (“Series Fund”), managed by Alliance Capital Management L.P. Only Class B shares are offered in this contract.

AllianceBernstein Americas Government Income Portfolio	AllianceBernstein Money Market Portfolio
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein Real Estate Investment Portfolio
AllianceBernstein Global Bond Portfolio	AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Global Dollar Government Portfolio	AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Global Research Growth Portfolio**	AllianceBernstein Total Return Portfolio
AllianceBernstein Global Technology Portfolio	AllianceBernstein U.S. Government/High Grade Securities Portfolio
AllianceBernstein Growth Portfolio	AllianceBernstein U.S. Large Cap Blended Style Portfolio
AllianceBernstein Growth and Income Portfolio	AllianceBernstein Utility Income Portfolio
AllianceBernstein High-Yield Portfolio	AllianceBernstein Value Portfolio
AllianceBernstein International Portfolio	AllianceBernstein Wealth Appreciation Strategy Portfolio
AllianceBernstein International Value Portfolio	AllianceBernstein Worldwide Privatization Portfolio (An equity fund seeking long-term capital appreciation.)
AllianceBernstein Large Cap Growth Portfolio

**	Available on or about June 1, 2005.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 2, 2005

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase — The period during which you invest money in your contract.

Accumulation Units — A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) — The person(s) on whose life (lives) we base income payments.

Annuity Date — The date on which income payments are to begin, as selected by you.

Annuity Units — A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) — The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company — First SunAmerica Life Insurance Company, the insurer which issues this contract. The terms “we”, “us”, “our” and “First SunAmerica” are also used to identify the Company.

Fixed Account — An account that we may offer in which you may invest money and earn a fixed rate of interest.

Income Phase — The period during which we make income payments to you.

IRS — The Internal Revenue Service.

Latest Annuity Date — The first day of the calendar month following the later of the Annuitant’s 90th birthday or 10 years after contract issue.

Market Close — The close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Non-Qualified (contract) — A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).

Purchase Payments — The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) — A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Separate Account — A segregated Asset Account maintained separately from the Company’s regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

Series Fund — Refers to AllianceBernstein Variable Products Series Fund, Inc.

Underlying Funds — The underlying investment portfolios of the Series Fund in which the Variable Portfolios invest.

Variable Portfolios — A variable investment option available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Series Fund.

HIGHLIGHTS

The AllianceBernstein Ovation Advantage Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and Fixed Account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request. See “Purchasing an AllianceBernstein Ovation Advantage Variable Annuity” in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment we will accept is $2,000. For more information on purchasing a contract, see “Purchasing an AllianceBernstein Ovation Advantage Variable Annuity” in this prospectus.

Expenses: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. The Separate Account charge, deducted daily, equals 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. An optional death benefit feature is available under the contract for an additional fee. There are investment charges on amounts invested in the Variable Portfolios. If you elect any optional features available under the contract we may charge additional fees for these features. A withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges will no longer apply to that Purchase Payment. See the “Fee Table,” “Purchasing an AllianceBernstein Ovation Advantage Variable Annuity” and “Expenses” in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply during the Accumulation Phase. See “Access to Your Money” and “Taxes” in this prospectus.

Optional Living Benefits: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. See “Optional Living Benefits” below.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, the selection of one optional death benefit. See “Death Benefits” in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including options for income that you cannot outlive. See “Income Options” in this prospectus.

Inquiries: If you have questions about your contract call your financial representative or contact us at our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features and benefits offered at different fees, charges and expenses. When working with your financial representative to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

If you would like more information regarding how money is shared amongst our business partners, including broker-dealers through which you may purchase a variable annuity, see the “Payments in Connection with Distribution of the Contract” in the prospectus.

FEE TABLES

The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)[1]	7.0%

Transfer Fee

$25 per transfer after the first 15 transfers in any contract year.2

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including the Underlying Fund fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE[3]	$30

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted daily as a percentage of your average daily net asset value)

Separate Account Annual Charge	1.55%
Optional Annual Ratchet (enhanced death benefit)	0.20%

Total Separate Account Annual Expense	1.75%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect either Access Protector or Capital Protector described below:

Optional Access Protector Fee4

(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

Contract Year	Annualized Fee
0-7	0.65%
8-10	0.45%
11+	none

Optional Capital Protector Fee5

(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased you contract)

Contract Year	Annualized Fee
0-5	0.65%
6-10	0.45%
11+	none

The following shows the minimum and maximum total operating expenses charged by the underlying Portfolios of the Series Fund, before any waivers or reimbursements, that you may pay periodically during the time you own the contract. More detail concerning the Series Fund’s fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

UNDERLYING FUND EXPENSES

Total Annual Underlying Fund Expenses	Minimum	Maximum
(expenses that are deducted from the Underlying Funds of the Series Fund, including management fees, other expenses and 12b-1 fees if applicable)[6]	0.85%	4.78%[6]

Footnotes to the Fee Tables:

[1]	Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years:

Years
1	2	3	4+
7%	6%	5%	0%

[2]	Transfers for dollar cost averaging or asset rebalancing are not counted against your 15 free transfers.

[3]	The contract maintenance fee is waived if contract value is $50,000 or more.

[4]	The Access Protector is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

[5]	The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

[6]	For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.

[7]	Alliance Capital contractually waives a portion of its advisory fee and reimburses certain other expenses of the AllianceBernstein Wealth Appreciation Portfolio, which is the maximum charge represented. The contractual waiver for the AllianceBernstein Wealth Appreciation Portfolio extends through May 1, 2006 and may be extended by Alliance Capital for additional one-year terms. When the waivers are taken into account the maximum Underlying Fund expense is 1.45%. The waivers do not affect the minimum Underlying Fund expense.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, Separate Account annual expenses and expenses of the Underlying Funds of the Series Fund.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.75% (including the Annual Ratchet enhanced death benefit) and investment in an Underlying Fund with total expenses of 4.78%)

(1)	If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (Annual Ratchet, 0.20%; and Access Protector, 0.65% for years 0-7 or 0.45% for years 8-10):

1 Year	3 Years	5 Years	10 Years
$1,345	$2,546	$3,417	$6,426

(2)	If you annuitize your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$629	$1,861	$3,061	$5,925

(3)	If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (Annual Ratchet, 0.20%; and Access Protector, 0.65% for years 0-7 or 0.45% for years 8-10):

1 Year	3 Years	5 Years	10 Years
$715	$2,096	$3,417	$6,426

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.55% and investment in an Underlying Fund with total expenses of 0.85%)

(1)	If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 Year	3 Years	5 Years	10 Years
$878	$1,212	$1,304	$2,782

(2)	If you annuitize your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$243	$748	$1,280	$2,736

(3)	If you do not surrender your contract and you do not elect any optional features:

1 Year	3 Years	5 Years	10 Years
$248	$762	$1,304	$2,782

Explanation of Fee Table and Example

1.	The purpose of the Fee Table is to show you the various expenses you would incur directly and indirectly by investing in the contract. The examples represent both fees at the Separate Account level as well as the Variable Portfolio expenses. The examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access to Your Money below. Additional information on the Variable Portfolios’ fees and expenses can be found in the Series Fund prospectus located behind this prospectus.

2.	In addition to the stated assumptions, the Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed.

3.	Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you did not elect the optional living or death benefits, your expenses would be lower than those shown in these tables. If you elected the Capital Protector, instead of Access Protector, your expenses would be lower than those shown in the tables. The fee for the Capital Protector and Access Protector features are not calculated as a percentage of your daily net asset value, but are based on other calculations more fully described in the prospectus.

4.	These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Condensed Financial Information appears in Appendix A of this prospectus.

THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

When you purchase an AllianceBernstein Ovation Advantage Variable Annuity, a contract exists between you and First SunAmerica. You are the owner of the contract. The contract provides three main benefits:

1.	Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

2.	Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

3.	Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a “variable” annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract may also offer several Fixed Account options for varying time periods. The Fixed Account options earn interest at a rate set and guaranteed by First SunAmerica. If you allocate money to a Fixed Account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account option in which you invest.

For more information on investment options available under this contract please see “Investment Options” in this prospectus.

This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may incur a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING AN ALLIANCEBERNSTEIN

OVATION ADVANTAGE VARIABLE ANNUITY

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse Purchase Payments, including one which would cause total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by the Company and AIG SunAmerica Life Assurance Company, an affiliate of the Company, to exceed this limit are also subject to prior Company approval. Further, we reserve the right to aggregate all contracts having the same owner and/or Annuitants’ social security or federal tax identification number for purposes of determining which contracts and/or Purchase Payments require Company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the Contract. We also reserve the right to change the amount at which pre-approval is required, at any time.

We will not issue a contract to anyone age 86 or older and we will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure that the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in Variable Portfolios and Fixed Account options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

•	send your money back to you, or;

•	ask your permission to keep your money until we get the information necessary to issue the contract.

Free Look

You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

If you decide to cancel your contract during the free look period, we will refund to you the greater of your Purchase Payment or the value of your contract on the day we receive your request. We reserve the right to put your money in the Money Market Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market Portfolio during the free look period unless you allocate your money to it.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity, issued by First SunAmerica or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS

Variable Portfolios

The Variable Portfolios invest in shares of the AllianceBernstein Variable Products Series Fund, Inc. (“Series Fund”). The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P. is the investment adviser to the Series Fund. The Series Fund also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG SunAmerica Life Assurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Series Fund believes that offering shares of the Series Fund in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts.

The Variable Portfolios are listed below. Only Class B is offered for this contract.

AllianceBernstein Americas Government Income Portfolio

AllianceBernstein Balanced Wealth Strategy Portfolio

AllianceBernstein Global Bond Portfolio

AllianceBernstein Global Dollar Government Portfolio

AllianceBernstein Global Research Growth Portfolio*

AllianceBernstein Global Technology Portfolio**

AllianceBernstein Growth Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein High-Yield Portfolio

AllianceBernstein International Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein Large Cap Growth Portfolio***

AllianceBernstein Money Market Portfolio

AllianceBernstein Real Estate Investment Portfolio

AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Small/Mid Cap Value Portfolio

AllianceBernstein Total Return Portfolio

AllianceBernstein U.S. Government/High Grade Securities Portfolio

AllianceBernstein U.S. Large Cap Blended Style Portfolio

AllianceBernstein Utility Income Portfolio

AllianceBernstein Value Portfolio

AllianceBernstein Wealth Appreciation Strategy Portfolio

AllianceBernstein Worldwide Privatization Portfolio (An equity fund seeking long-term capital appreciation.)

*	Available on or about June 1, 2005.
**	Formerly AllianceBernstein Technology Portfolio
***	Formerly AllianceBernstein Premier Growth Portfolio

You should read the attached prospectus for the Series Fund carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio’s investment objective and risk factors.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 4 p.m. Eastern Time, or on the next business day’s unit value if we receive your money after 4 p.m. Eastern Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange (“NYSE”) is open as follows:

1.	We determine the total value of money invested in a particular Variable Portfolio;

2.	We subtract from that amount all applicable contract charges; and

3.	We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Living Benefit is deducted. Accumulation Units are also deducted when you make a withdrawal or a transfer out of a Variable Portfolio.

Example:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the AllianceBernstein Global Bond Portfolio. We determine that the value of an Accumulation Unit for the AllianceBernstein Global Bond Portfolio is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses of the Separate Account affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account options for varying guarantee periods. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available Fixed Account and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the Fixed Accounts offered at any time in our sole discretion and we reserve the right to change the Fixed Accounts that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any Fixed Accounts are currently offered.

There are three interest rate scenarios for money allocated to the Fixed Accounts. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

•	Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

•	Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a Fixed Account.

•	Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a Fixed Account guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.

If available, you may systematically transfer interest in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All Fixed Accounts may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the Fixed Accounts, we reserve the right to restrict transfers and Purchase Payments into the Fixed Accounts. We may also offer the specific Dollar Cost Averaging Fixed Accounts. The rules, restrictions and operation of the Dollar Cost Averaging Fixed Accounts may differ from the standard Fixed Accounts described above, please see “Dollar Cost Averaging Program” below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging Fixed Account s (“DCA Fixed Accounts”), if available. DCA Fixed Accounts credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Account may differ from those applicable to any available Fixed Account options but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCA Fixed Account the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCA Fixed Accounts offered at any time in our sole discretion and we reserve the right to change to DCA Fixed Accounts that we make available at any time, unless state law requires us to do otherwise. See “Dollar Cost Averaging Program” below for more information.

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Account options by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.***

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail (“U.S. Mail”) for twelve months from the date of your 5th transfer request (“Standard U.S. Mail Policy”). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms. Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)	the number of transfers made in a defined period;

(2)	the dollar amount of the transfer;

(3)	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, See INCOME OPTIONS below.

Dollar Cost Averaging Program

The Dollar Cost Averaging (“DCA”) program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage of any available FAGPs or Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed Accounts are not available as target accounts for the DCA program.

We may also offer DCA Fixed Accounts for a specified time period exclusively to facilitate this program. The DCA Fixed Accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA Fixed Account , we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency. Regardless of the frequency of the transfers you choose, you must transfer at least $1,000 per transfer. For example, if you invest in a 6-month DCA Fixed Account and choose weekly transfers, you must invest at least $26,000. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

There is no fee for participating in the DCA program.

We reserve the right to modify, suspend or terminate this program at any time.

Money Market Portfolio Example:

Assume that you want to gradually move $12,000 from the AllianceBernstein Money Market Portfolio to the AllianceBernstein Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

Month	Accumulation Unit	Units Purchased
1	$7.50	266.667
2	$5.00	400
3	$10.00	200
4	$7.50	266.667
5	$5.00	400
6	$7.50	266.667

You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Automatic Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. There is no fee to participate in this program. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

There is no fee to participate in this program.

We reserve the right to modify, suspend or terminate this program at any time.

Example:

Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the AllianceBernstein Global Bond Portfolio and 50% in the AllianceBernstein Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the AllianceBernstein Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the AllianceBernstein Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the AllianceBernstein Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the AllianceBernstein Growth Portfolio to increase those holdings to 50%.

Voting Rights

First SunAmerica is the legal owner of the Series Fund’s shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares we own in the same proportion as the voting instructions we receive. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payment allocations from one Variable Portfolio to another if we receive contract owner approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. See Income Options below.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. See Expenses below. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in the contract be at least $500 after the withdrawal. You must send a written withdrawal request to our Annuity Service Center. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment options in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal. For withdrawals of $500,000 and more, you must obtain a signature guarantee at the time of your request.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekends and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

Free Withdrawal Provision

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

1.	Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

2.	Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

1.	Your penalty-free earnings, or;

2.	If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, each subsequent year your free withdrawal amount is the greater of:

1.	Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

2.	10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 3 years will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of any optional features and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation, A - (B × C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)

B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)

C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (5%) [B × C = $5,000]

D = Your full surrender value ($75,000)

Systematic Withdrawal Program

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The Annuity Service Center can provide the necessary forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

We may terminate your contract if your contract is $500 or less as a result of partial withdrawals and you have not made a Purchase Payment in the previous 3 years. We will provide you with sixty days’

written notice. At the end of the notice period, we will distribute the contract’s remaining value to you less any applicable charges.

OPTIONAL LIVING BENEFITS

You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

Access Protector Feature

What is Access Protector?

Access Protector is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the “Benefit”), even if the contract value falls to zero. Access Protector may offer protection in the event your contract value declines due to unfavorable investment performance. Access Protector has rules and restrictions that are discussed more fully below.

What options are currently available?

Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.

Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?

You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.

Access Protector cannot be elected if you elect the Capital Protector feature. See CAPITAL PROTECTOR below. Access Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit’s value, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.

The table below is a summary of the three Step-Up Options we are currently offering:

Option	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Amount+ Percentage	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)
1	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years
2	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years
3	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years

*	You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.
**	If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.
+	For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for the Step-Up Options calculated?

First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract up to and including the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the Withdrawal Benefit Base, on the Benefit Availability Date. The Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments. The Withdrawal Benefit Base is adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Access Protector?

The annualized Access Protector fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

Contract Year	Annualized Fee
0-7 years	0.65% of Withdrawal Benefit Base
8-10 years	0.45% of Withdrawal Benefit Base
11+ years	none

What are the effects of withdrawals on the Step-Up Options?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Access Protector are further explained through the calculations below:

Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

a.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

a.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

Contract Value: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

The ACCESS PROTECTOR EXAMPLES APPENDIX provides examples of the effects of withdrawals on the Access Protector feature.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

1.	Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or

2.	the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

3.	any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Access Protector upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Access Protector upon my death?

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. See DEATH BENEFITS below.

Can Access Protector be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

1.	Stepped-Up Benefit Base is equal to zero; or

2.	Annuitization of the contract; or

3.	Full surrender of the contract; or

4.	Death benefit is paid; or

5.	Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information

Access Protector is designed to offer protection of your initial investment in the event of a significant market down turn. Access Protector may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Access Protector does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Access Protector if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code (“IRC”) from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Access Protector feature.

We reserve the right to modify, suspend or terminate the Access Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

Capital Protector Feature

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How and when can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. You may not elect this feature if you are age 86 or older. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Access Protector. See Access Protector above.

The Capital Protector feature may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

Time Elapsed Since Effective Date	Percentage of Purchase Payments included in the Capital Protector Benefit Calculation
0-90 days	100%
91+ days	0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your contract value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

(a)	is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

(b)	is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Annual Rachet Plan, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

Contract Year	Annualized Fee*
0-5	0.65%
6-10	0.45%
11+	none

*	As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See Spousal Continuation below.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

DEATH BENEFITS

General Information About Death Benefits

If you die during the Accumulation Phase of your contract, we pay a death benefit to your beneficiary. The death benefit options are discussed in detail below. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments, if any, in accordance with the income option you choose. See Income Options below.

You designate the Beneficiary to receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person

(for example, a Trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of a payout within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

If the Beneficiary is the spouse of the deceased original owner, he or she can elect to continue the contract. See Spousal Continuation below.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. Please see Income Options below.

Definition of Death Benefit Terms

The term “Net Purchase Payment” is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculation.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

The term “withdrawals” as used in describing the death benefit options below is defined as withdrawals and fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and the Annual Ratchet, an optional enhanced death benefit, which you may elect for an additional fee. If you choose the optional Annual Ratchet, you must do so at the time of contract application and the election cannot be terminated.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

1.	Contract value; or

2.	Net Purchase Payments received prior to your 86th birthday.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

1.	Contract value; or

2.	The lesser of:

a.	Net Purchase Payments received prior to your 86th birthday; or

b.	125% of contract value.

OPTIONAL ANNUAL RATCHET

You may elect the Annual Ratchet enhanced death benefit described below which can provide greater protection for your beneficiaries. You must elect the Annual Ratchet at the time we issue your contract and once elected it cannot be terminated by you. The Annual Ratchet is not available if you are age 83 or older at the time of contract issue. The annualized fee for the Annual Ratchet is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

1.	Contract value; or

2.	Net Purchase Payments received prior to your 86th birthday; or

3.	Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary increased by Purchase Payments recorded after that anniversary but received prior to your 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you elect the Annual Ratchet and you are age 90 or older at the time of death, the death benefit is the contract value.

For contracts in which the aggregate of all Purchase Payments in contracts issued by First SunAmerica and/or AIG SunAmerica Life Assurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

Spousal Continuation

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner (“Continuing Spouse”). The contract and its elected features, if any, remain the same. The Continuing Spouse is generally subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract. To the extent the Continuing Spouse invests in the Variable Portfolios he or she will be subject to investment risk as was the original owner.

We will terminate the Annual Ratchet if the Continuing Spouse is age 83 or older on the Continuation Date and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value. If the Annual Ratchet was elected by the original owner and the Continuing Spouse lives to age 90 or older, the death benefit will also be contract value.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value (“Continuation Contribution”), if any. We calculate the Continuation Contribution as of the date of the original owner’s death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and proof of death of the original owner in a form satisfactory to us (“Continuation Date”). The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix C.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner’s election of the Annual Ratchet Plan and the available death benefit will be the Standard Death Benefit. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

EXPENSES

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts Separate Account charges in the amount of 1.55% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. These charges compensate the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

Withdrawal Charges

The contract provides for a free withdrawal amount every year. See “Access to Your Money” in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a three year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

Years
1	2	3	4+
7%	6%	5%	0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See “Access to Your Money.”

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See “Income Options” below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See “Taxes” below.

Underlying Fund Expenses

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

Service Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Series Fund pursuant to Rule 12(b)(1) of the Investment Company Act of 1940. This annualized service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12(b)(1) fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See “Fee Tables” above.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving the charge This waiver is subject to change without notice. We will deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

Transfer Fee

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. See “Investment Options” and “Transfers” above.

Optional Death Benefit Charges

The annualized fee for the optional Annual Ratchet death benefit is 0.20% and is deducted daily as a percentage of your average daily ending value of the assets you have allocated to the Variable Portfolios.

Optional Access Protector Fee

The annualized Access Protector fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

Contract Year	Annualized Fee
0-7 years	0.65% of Withdrawal Benefit Base
8-10 years	0.45% of Withdrawal Benefit Base
11+ years	none

Optional Capital Protector Fee

The annualized fee for the Capital Protector feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the charge is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:

Contract Year	Annualized Charge
0-5	0.65%
6-10	0.45%
11+	none

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your first contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Office in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the later of the Annuitant’s 90th birthday or 10 years after contract issue. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

Income Options

Currently, this contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 guaranteed for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3 guaranteed for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

Option 1 — Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

Option 2 — Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

Option 3 — Joint and 100% Survivor Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

Option 4 — Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

Option 5 — Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

•	for life options, your age, when payments begin, and in most states, if a Non-Qualified contract, your gender;

•	the value of your contract in the Variable Portfolios;

•	the 3.5% assumed investment rate used in the annuity table for the contract; and

•	the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also “Access to Your Money” for a discussion of when payments from the Variable Portfolios may be suspended or postponed.

TAXES

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code (“IRC”) provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts (“IRAs”), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions — Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions — Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee’s voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b) (7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b) (7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer’s plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract’s maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits “incidental death benefits.” The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract’s value in excess of the owner’s cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and (b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as “investor control.” It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION

First SunAmerica

First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978.

Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.

The Separate Account

First SunAmerica established the FS Variable Annuity Account Nine (the “Separate Account”), under New York law on August 15, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

First SunAmerica owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company. Assets in the Separate Account are not guaranteed by the Company.

The General Account

Money allocated to the Fixed Account options goes into the Company’s general account. The general account consists of all of the Company’s assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any contract holder as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. (“AIG”), and the Company’s insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.20% annually based on assets under management from the Series Fund’s investment adviser or its affiliates for services related to the availability of the Underlying Funds in the contract. Furthermore, the Series Fund’s investment adviser or its affiliates may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

Administration

We are ultimately responsible for the administrative servicing of your contract, and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. First SunAmerica engages in various kinds of routine litigation. In management’s opinion, these matters are not of material importance to the Company’s total assets, nor are they material with respect to the Separate Account.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us at our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

The contents of the SAI are shown below.

APPENDIX A — CONDENSED FINANCIALS

Fiscal Year Ending 12/31/04

AllianceBernstein Americas Government Income Portfolio Class B (Inception Date - 12/30/04)
Beginning AUV	$11.512
Ending AUV	$11.580
Ending Number of AUs	5,212
AllianceBernstein Balanced Wealth Strategy Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Global Bond Portfolio Class B (Inception Date - 12/30/04)
Beginning AUV	$13.182
Ending AUV	$13.190
Ending Number of AUs	910
AllianceBernstein Global Dollar Government Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Global Research Growth Portfolio (Inception Date - N/A)*
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Global Technology Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Growth Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Growth and Income Portfolio Class B (Inception Date - 12/30/04)
Beginning AUV	$11.807
Ending AUV	$11.790
Ending Number of AUs	2,541
AllianceBernstein High-Yield Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein International Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein International Value Portfolio Class B (Inception Date - 12/30/04)
Beginning AUV	$14.284
Ending AUV	$14.300
Ending Number of AUs	420
AllianceBernstein Large Cap Growth Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Money Market Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A

AUV - Accumulation Unit Values

AU - Accumulation Units

*	Available on or about June 1, 2005

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Fiscal Year Ending 12/31/04

AllianceBernstein Real Estate Investment Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Small Cap Growth Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Small/Mid Cap Value Portfolio Class B (Inception Date - 12/30/04)
Beginning AUV	$13.717
Ending AUV	$13.730
Ending Number of AUs	875
AllianceBernstein Total Return Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein U.S. Government/High Grade Securities Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein U.S. Large Cap Blended Style Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Utility Income Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Value Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Wealth Appreciation Strategy Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A
AllianceBernstein Worldwide Privatization Portfolio Class B (Inception Date - N/A)
Beginning AUV	N/A
Ending AUV	N/A
Ending Number of AUs	N/A

AUV - Accumulation Unit Values

AU - Accumulation Units

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APPENDIX B — ACCESS PROTECTOR EXAMPLES

The following examples demonstrate the operation of the Access Protector feature:

Example 1:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% × $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 × 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

Example 2 — Impact of Withdrawals prior to the Benefit Availability Date for Options 1 and 2:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 — Impact of Withdrawals prior to the Benefit Availability Date for Option 3:

Assume you elect Access Protector Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% × $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date

B-1

($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

Example 4 — Impact of Withdrawals less than or equal to Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 5 — Impact of Withdrawals in excess of Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

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APPENDIX C — DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

The term “Continuation Net Purchase Payment” is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

Standard Death Benefit Payable Upon Continuing Spouse’s Death

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse’s death:

A.	If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

1.	Contract value; or

2.	Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse’s 86th birthday.

B.	If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

1.	Contract value; or

2.	The lesser of:

a.	Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse’s 86th birthday; or

b.	125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the Standard Death Benefit is the contract value.

Annual Ratchet Benefit Payable Upon Continuing Spouse’s Death

If the Annual Ratchet was selected by the original owner, the death benefit is as follows upon a Continuing Spouses’s death;

A.	If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

a.	Contract value; or

b.	Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse’s 86th birthday; or

c.	Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse’s 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse’s 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

C-1

B.	If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

1.	Contract value; or

2.	The lesser of:

a.	Contract value on the Continuation Date, plus any Continuation Net Purchase Payments received prior to the Continuing Spouse’s 86th birthday; or

b.	125% of contract value.

The fee for the Annual Ratchet will no longer be deducted if the Continuing Spouse is age 83 or older on the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is the Contract Value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the Contract Value. Therefore, if the Continuing Spouse is age 83 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse’s beneficiary will not receive any benefit from the Annual Ratchet.

We reserve the right to modify, suspend or terminate the Spousal Continuation Provision (in its entirety or any component) at any time on prospectively issued contracts.

C-2

Please forward a copy (without charge) of the AllianceBernstein Ovation Advantage Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Date:	Signed:

Return to: Annuity Service Center, Delaware Valley Financial Services, Inc., P.O. Box 3031, Berwyn, PA 19312-0031

STATEMENT OF ADDITIONAL INFORMATION

FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

FS VARIABLE ANNUITY ACCOUNT NINE

(AllianceBernstein Ovation Advantage Variable Annuity)

DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 2, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 255-8402 or writing us at:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 2, 2005

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SEPARATE ACCOUNT

FS Variable Annuity Account Nine was originally established by First SunAmerica Life Insurance Company (the “Company”) on August 15, 2002 pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a “separate account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account invests in the shares of mutual funds (“Variable Portfolios”) offered by AllianceBernstein Variable Products Series Fund, Inc. (the “Series Fund”). The Company does not guarantee the investment performance of the separate account, the Variable Portfolios or the Series Fund. Values allocated to the separate account and the amount of variable income payments will vary with the values of shares of the Variable Portfolios, and are also reduced by separate account charges and fees.

The basic objective of a variable annuity contract is to provide variable income payments to the Owner, which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the Variable Portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the management of each Variable Portfolio to make necessary changes in the fund to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the purchase payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A purchase payment may be allocated to the available fixed investment options and/or the available DCA Fixed Accounts in connection with the general account, as elected by the owner. Assets supporting amounts allocated to a fixed investment option become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder’s surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s policyholders have the right to enforce the guarantee directly against American Home.

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PERFORMANCE DATA

From time to time the separate account may advertise the Money Market Portfolio’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven day period. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The separate account may advertise “total return” data for its Variable Portfolios (including the Money Market Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The “total return” is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison. Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio.

Money Market Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV - SV - CMF)/(SV)

where:

SV	=	value of one Accumulation Unit at the start of a 7 day period

EV	=	value of one Accumulation Unit at the end of the 7 day period

CMF	=	an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (“CMF”) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio’s allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

Current Yield = (Base Period Return) x (365/7)

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The Money Market Portfolio also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments. But also on factors such as an owner’s account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the separate account other than the Money Market Portfolio compute their performance data as “total return.”

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

P (1+T) n = ERV

where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. The Variable Portfolios are available in other contracts funded through this separate account. If a Variable Portfolio was included in this separate account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract.

These rates of return do not reflect election of the optional features. As a fee is charged for these features, the rates of return would be lower if these features, were included in the calculations.

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INCOME PAYMENTS

Initial Income Payment

The initial income payment is determined by applying separately that portion of the contract value allocated to the Fixed Account options and the Variable Portfolios, less any contract maintenance charge and premium tax and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed income, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each income payment is due.

Additional Provisions

We will require proof of age and gender of the Annuitant before making any life income payment provided for by the contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If income payments have begun, any underpayment that may have been made will be paid in full with the next income payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an income payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly. For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

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The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

$10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P’s Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P’s Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity

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Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P’s first variable income payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P’s first variable income payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P’s account value by $1,000:

First Payment = $4.92 x ($116,412.31/$1,000) = $572.75

The number of P’s Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

Annuity Units = $572.75/$13.256932 = 43.203704

P’s second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

Second Payment = 43.203704 x $13.327695 = $575.81

The third and subsequent variable annuity payments are computed in a manner similar to the second variable income payment.

Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For “eligible rollover distributions” from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or transferred to another eligible plan in a direct “trustee to trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding

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requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification—Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified

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domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your purchase payments not previously withdrawn. The new Contract owner’s purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS’s acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions

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or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

11

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

12

DISTRIBUTION OF CONTRACTS

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are presented in this Statement of Additional Information. The financial statements of FS Variable Annuity Account Nine at December 31, 2004, and for the period from December 30, 2004 (inception) to December 31, 2004, are also presented herein. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

13

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2004

FS Variable Annuity Account Nine

of

First SunAmerica Life Insurance Company

Financial Statements

December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First SunAmerica Life Insurance Company

and the Contractholders of its separate account, FS Variable Annuity Account Nine

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Nine, a separate account of First SunAmerica Life Insurance Company (the “Separate Account”) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for the period from December 30, 2004 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

March 31, 2005

1

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class B	)	AllianceBernstein International Value Portfolio (Class B	)	AllianceBernstein Real Estate Investment Portfolio (Class B	)	AllianceBernstein Small Cap Value Portfolio (Class B	)	AllianceBerstein Utility Income Portfolio (Class B	)	AllianceBernstein Value Portfolio (Class B	)	AllianceBernstein Global Bond Portfolio (Class B	)	AllianceBernstein Global Dollar Government Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$60,328		$6,007		$0		$12,014		$0		$0		$12,009		$0

Total Assets:	60,328		6,007		0		12,014		0		0		12,009		0

Liabilities	0		0		0		0		0		0		0		0

Net Assets	$60,328		$6,007		$0		$12,014		$0		$0		$12,009		$0

Accumulation units outstanding	5,212		420		0		875		0		0		910		0

Contracts With Total Expenses of 1.55%:
Net Assets	$0		$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0		$0

Contracts With Total Expenses of 1.75%:
Net Assets	$60,328		$6,007		$0		$12,014		$0		$0		$12,009		$0
Accumulation units outstanding	5,212		420		0		875		0		0		910		0
Unit value of accumulation units	$11.58		$14.30		$0		$13.73		$0		$0		$13.19		$0

See accompanying notes to financial statements.

2

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Growth Portfolio (Class B	)	AllianceBernstein Growth and Income Portfolio (Class B	)	AllianceBernstein High-Yield Portfolio (Class B	)	AllianceBernstein International Portfolio (Class B	)	AllianceBernstein Money Market Portfolio (Class B	)	AllianceBernstein Premier Growth Portfolio (Class B	)	AllianceBernstein Small Cap Growth Portfolio (Class B	)	AllianceBernstein Technology Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$0		$29,950		$0		$0		$0		$0		$0		$0

Total Assets:	0		29,950		0		0		0		0		0		0

Liabilities	0		0		0		0		0		0		0		0

Net Assets	$0		$29,950		$0		$0		$0		$0		$0		$0

Accumulation units outstanding	0		2,541		0		0		0		0		0		0

Contracts With Total Expenses of 1.55%:
Net Assets	$0		$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0		$0

Contracts With Total Expenses of 1.75%:
Net Assets	$0		$29,950		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		2,541		0		0		0		0		0		0
Unit value of accumulation units	$0		$11.79		$0		$0		$0		$0		$0		$0

See accompanying notes to financial statements.

3

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Total Return Portfolio (Class B	)	AllianceBernstein U.S. Government/ High Grade Securities Portfolio (Class B	)	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B	)	AllianceBernstein Worldwide Privatization Portfolio (Class B	)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$0		$0		$0		$0		$0		$0

Total Assets:	0		0		0		0		0		0

Liabilities	0		0		0		0		0		0

Net Assets	$0		$0		$0		$0		$0		$0

Accumulation units outstanding	0		0		0		0		0		0

Contracts With Total Expenses of 1.55%:
Net Assets	$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0

Contracts With Total Expenses of 1.75%:
Net Assets	$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0

See accompanying notes to financial statements.

4

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2004

Variable Accounts	Shares	Net Asset Value Per Share	Net Asset Value	Cost

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Americas Government Income Portfolio (Class B)	4,677	$12.90	$60,328	$60,000
AllianceBernstein AllianceBernstein International Value Portfolio (Class B)	362	16.61	6,007	6,000
AllianceBernstein Real Estate Investment Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Small Cap Value Portfolio (Class B)	716	16.79	12,014	12,000
AllianceBernstein Utility Income Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Value Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Global Bond Portfolio (Class B)	889	13.51	12,009	12,000
AllianceBernstein Global Dollar Government Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Growth Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Growth and Income Portfolio (Class B)	1,255	23.87	29,950	30,000
AllianceBernstein High-Yield Portfolio (Class B)	0	0.00	0	0
AllianceBernstein International Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Money Market Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Premier Growth Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Small Cap Growth Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Technology Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Total Return Portfolio (Class B)	0	0.00	0	0
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)	0	0.00	0	0
AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Worldwide Privatization Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)	0	0.00	0	0
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	0	0.00	0	0

See accompanying notes to financial statements.

5

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class B	)	AllianceBernstein International Value Portfolio (Class B	)	AllianceBernstein Real Estate Investment Portfolio (Class B	)	AllianceBernstein Small Cap Value Portfolio (Class B	)	AllianceBerstein Utility Income Portfolio (Class B	)	AllianceBernstein Value Portfolio (Class B	)	AllianceBernstein Global Bond Portfolio (Class B	)	AllianceBernstein Global Dollar Government Portfolio (Class B	)

Investment income:
Dividends	$0		$0		$0		$0		$0		$0		$0		$0

Total invest -ment income	0		0		0		0		0		0		0		0

Expenses:
Mortality and expense risk charge	0		0		0		0		0		0		0		0
Distribution expense charge	0		0		0		0		0		0		0		0

Total expenses	0		0		0		0		0		0		0		0

Net investment income (loss)	0		0		0		0		0		0		0		0

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	0		0		0		0		0		0		0		0
Cost of shares sold	0		0		0		0		0		0		0		0

Net realized gains (losses) from securities transactions	0		0		0		0		0		0		0		0
Realized gain distributions	0		0		0		0		0		0		0		0

Net realized gains (losses)	0		0		0		0		0		0		0		0

Net unrealized appreciation (depreciation) of investments:
Beginning of period	0		0		0		0		0		0		0		0
End of period	328		7		0		14		0		0		9		0

Change in net unrealized appreciation (depreciation) of investments	328		7		0		14		0		0		9		0

Increase (decrease) in net assets from operations	$328		$7		$0		$14		$0		$0		$9		$0

See accompanying notes to financial statements.

6

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

(Continued)

	AllianceBernstein Growth Portfolio (Class B	)	AllianceBernstein Growth and Income Portfolio (Class B )	AllianceBernstein High-Yield Portfolio (Class B	)	AllianceBernstein International Portfolio (Class B	)	AllianceBernstein Money Market Portfolio (Class B	)	AllianceBernstein Premier Growth Portfolio (Class B	)	AllianceBernstein Small Cap Growth Portfolio (Class B	)	AllianceBernstein Technology Portfolio (Class B	)

Investment income:
Dividends	$0		$0	$0		$0		$0		$0		$0		$0

Total investment income	0		0	0		0		0		0		0		0

Expenses:
Mortality and expense risk charge	0		0	0		0		0		0		0		0
Distribution expense charge	0		0	0		0		0		0		0		0

Total expenses	0		0	0		0		0		0		0		0

Net investment income (loss)	0		0	0		0		0		0		0		0

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	0		0	0		0		0		0		0		0
Cost of shares sold	0		0	0		0		0		0		0		0

Net realized gains (losses) from securities transactions	0		0	0		0		0		0		0		0
Realized gain distributions	0		0	0		0		0		0		0		0

Net realized gains (losses)	0		0	0		0		0		0		0		0

Net unrealized appreciation (depreciation) of investments:
Beginning of period	0		0	0		0		0		0		0		0
End of period	0		(50)	0		0		0		0		0		0

Change in net unrealized appreciation (depreciation) of investments	0		(50)	0		0		0		0		0		0

Increase (decrease) in net assets from operations	$0		$(50)	$0		$0		$0		$0		$0		$0

See accompanying notes to financial statements.

7

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

(Continued)

	AllianceBernstein Total Return Portfolio (Class B	)	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B	)	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B	)	AllianceBernstein Worldwide Privatization Portfolio (Class B	)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	)

Investment income:
Dividends	$0		$0		$0		$0		$0		$0

Total investment income	0		0		0		0		0		0

Expenses:
Mortality and expense risk charge	0		0		0		0		0		0
Distribution expense charge	0		0		0		0		0		0

Total expenses	0		0		0		0		0		0

Net investment income (loss)	0		0		0		0		0		0

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	0		0		0		0		0		0
Cost of shares sold	0		0		0		0		0		0

Net realized gains (losses) from securities transactions	0		0		0		0		0		0
Realized gain distributions	0		0		0		0		0		0

Net realized gains (losses)	0		0		0		0		0		0

Net unrealized appreciation (depreciation) of investments:
Beginning of period	0		0		0		0		0		0
End of period	0		0		0		0		0		0

Change in net unrealized appreciation (depreciation) of investments	0		0		0		0		0		0

Increase (decrease) in net assets from operations	$0		$0		$0		$0		$0		$0

See accompanying notes to financial statements.

8

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class B	)	AllianceBernstein International Value Portfolio (Class B	)	AllianceBernstein Real Estate Investment Portfolio (Class B	)	AllianceBernstein Small Cap Value Portfolio (Class B	)	AllianceBerstein Utility Income Portfolio (Class B	)	AllianceBernstein Value Portfolio (Class B	)	AllianceBernstein Global Bond Portfolio (Class B	)	AllianceBernstein Global Dollar Government Portfolio (Class B	)

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$0		$0		$0		$0		$0		$0		$0		$0
Net realized gains (losses)	0		0		0		0		0		0		0		0
Change in net unrealized appreciation (depreciation) of investments	328		7		0		14		0		0		9		0

Increase (decrease) in net assets from operations	328		7		0		14		0		0		9		0

From capital transactions:
Net proceeds from units sold	60,000		6,000		0		12,000		0		0		12,000		0
Cost of units redeemed	0		0		0		0		0		0		0		0
Net transfers	0		0		0		0		0		0		0		0
Contract maintenance charge	0		0		0		0		0		0		0		0

Increase in net assets from capital transactions	60,000		6,000		0		12,000		0		0		12,000		0

Increase in net assets	60,328		6,007		0		12,014		0		0		12,009		0
Net assets at beginning of period	0		0		0		0		0		0		0		0

Net assets at end of period	$60,328		$6,007		$0		$12,014		$0		$0		$12,009		$0

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of 1.55% :
Units sold	0		0		0		0		0		0		0		0
Units redeemed	0		0		0		0		0		0		0		0
Units transferred	0		0		0		0		0		0		0		0

Increase in units outstanding	0		0		0		0		0		0		0		0
Beginning units	0		0		0		0		0		0		0		0

Ending units	0		0		0		0		0		0		0		0

Contracts with total expenses of 1.75% :
Units sold	5,212		420		0		875		0		0		910		0
Units redeemed	0		0		0		0		0		0		0		0
Units transferred	0		0		0		0		0		0		0		0

Increase in units outstanding	5,212		420		0		875		0		0		910		0
Beginning units	0		0		0		0		0		0		0		0

Ending units	5,212		420		0		875		0		0		910		0

See accompanying notes to financial statements.

9

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

(continued)

	AllianceBernstein Growth Portfolio (Class B	)	AllianceBernstein Growth and Income Portfolio (Class B )	AllianceBernstein High-Yield Portfolio (Class B	)	AllianceBernstein International Portfolio (Class B	)	AllianceBernstein Money Market Portfolio (Class B	)	AllianceBernstein Premier Growth Portfolio (Class B	)	AllianceBernstein Small Cap Growth Portfolio (Class B	)	AllianceBernstein Technology Portfolio (Class B	)

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$0		$0	$0		$0		$0		$0		$0		$0
Net realized gains (losses)	0		0	0		0		0		0		0		0
Change in net unrealized appreciation (depreciation) of investments	0		(50)	0		0		0		0		0		0

Increase (decrease) in net assets from operations	0		(50)	0		0		0		0		0		0

From capital transactions:
Net proceeds from units sold	0		30,000	0		0		0		0		0		0
Cost of units redeemed	0		0	0		0		0		0		0		0
Net transfers	0		0	0		0		0		0		0		0
Contract maintenance charge	0		0	0		0		0		0		0		0

Increase in net assets from capital transactions	0		30,000	0		0		0		0		0		0

Increase in net assets	0		29,950	0		0		0		0		0		0
Net assets at beginning of period	0		0	0		0		0		0		0		0

Net assets at end of period	$0		$29,950	$0		$0		$0		$0		$0		$0

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of 1.55% :
Units sold	0		0	0		0		0		0		0		0
Units redeemed	0		0	0		0		0		0		0		0
Units transferred	0		0	0		0		0		0		0		0

Increase in units outstanding	0		0	0		0		0		0		0		0
Beginning units	0		0	0		0		0		0		0		0

Ending units	0		0	0		0		0		0		0		0

Contracts with total expenses of 1.75% :
Units sold	0		2,541	0		0		0		0		0		0
Units redeemed	0		0	0		0		0		0		0		0
Units transferred	0		0	0		0		0		0		0		0

Increase in units outstanding	0		2,541	0		0		0		0		0		0
Beginning units	0		0	0		0		0		0		0		0

Ending units	0		2,541	0		0		0		0		0		0

See accompanying notes to financial statements.

10

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM DECEMBER 30, 2004 (INCEPTION)

TO DECEMBER 31, 2004

(continued)

	AllianceBernstein Total Return Portfolio (Class B	)	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B	)	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B	)	AllianceBernstein Worldwide Privatization Portfolio (Class B	)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	)

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$0		$0		$0		$0		$0		$0
Net realized gains (losses)	0		0		0		0		0		0
Change in net unrealized appreciation (depreciation) of investments	0		0		0		0		0		0

Increase (decrease) in net assets from operations	0		0		0		0		0		0

From capital transactions:
Net proceeds from units sold	0		0		0		0		0		0
Cost of units redeemed	0		0		0		0		0		0
Net transfers	0		0		0		0		0		0
Contract maintenance charge	0		0		0		0		0		0

Increase in net assets from capital transactions	0		0		0		0		0		0

Increase in net assets	0		0		0		0		0		0
Net assets at beginning of period	0		0		0		0		0		0

Net assets at end of period	$0		$0		$0		$0		$0		$0

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of 1.55% :
Units sold	0		0		0		0		0		0
Units redeemed	0		0		0		0		0		0
Units transferred	0		0		0		0		0		0

Increase in units outstanding	0		0		0		0		0		0
Beginning units	0		0		0		0		0		0

Ending units	0		0		0		0		0		0

Contracts with total expenses of 1.75% :
Units sold	0		0		0		0		0		0
Units redeemed	0		0		0		0		0		0
Units transferred	0		0		0		0		0		0

Increase in units outstanding	0		0		0		0		0		0
Beginning units	0		0		0		0		0		0

Ending units	0		0		0		0		0		0

See accompanying notes to financial statements.

11

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

FS Variable Annuity Account Nine of First SunAmerica Life Insurance Company (the “Separate Account”) is an investment account of First SunAmerica Life Insurance Company (the “Company”). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. (“AIG”). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account contracts are sold through the Company’s affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts. The Separate Account offers the FS Ovation Advantage Variable Annuity product. FS Ovation Advantage was launched on December 30, 2004.

The Separate Account is composed of twenty-two Class B variable investment portfolios (the “Variable Accounts”). Each of the Variable Accounts is invested solely in the shares of one of the currently available investment portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein Trust”). The AllianceBernstein Trust is a diversified open-ended investment company, which retains an investment adviser to assist in the investment activities of the AllianceBernstein Trust. Participants may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the “General Account”), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment Accounting and Valuation: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

12

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the “Code”). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3.	CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

Withdrawal Charge: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 7% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

Contract Maintenance Charge: An annual contract maintenance charge of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded in the accompanying Statement of Changes in Net Assets.

Mortality and Expense Risk Charge: The Company deducts a mortality and expense risk charge, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is 1.40% or 1.60%, depending on whether the optional enhanced death benefit is chosen. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity

13

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

2.	CHARGES AND DEDUCTIONS (continued)

payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

Distribution Expense Charge: The Company deducts a distribution expense charge at an annual rate of the net asset value of each portfolio, computed on a daily basis of 0.15%. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the excess cost.

Transfer Fee: A transfer fee of $25, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Capital Protector Fee: The optional Capital Protector Program offered in FS Ovation Advantage provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0.45% to 0.65% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Access Protector Fee: The optional Access Protector feature offered in FS Ovation Advantage provides guaranteed withdrawals over a minimum number of years that, in total, equal at least the initial purchase payment adjusted for withdrawals. The fee is from 0.45% to 0.65% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Premium Taxes: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

14

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

3.	CHARGES AND DEDUCTIONS (continued)

Separate Account Income Taxes: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the AllianceBernstein Trust’s shares acquired and the aggregate proceeds from shares sold during the period from December 30, 2004 (Inception) to December 31, 2004 consist of the following:

Variable Accounts	Cost of Shares Acquired	Proceeds from Shares Sold

AllianceBernstein Americas Government Income Portfolio (Class B)	$60,000	$0
AllianceBernstein International Value Portfolio (Class B)	6,000	0
AllianceBernstein Real Estate Investment Portfolio (Class B)	0	0
AllianceBernstein Small Cap Value Portfolio (Class B)	12,000	0
AllianceBernstein Utility Income Portfolio (Class B)	0	0
AllianceBernstein Value Portfolio (Class B)	0	0
AllianceBernstein Global Bond Portfolio (Class B)	12,000	0
AllianceBernstein Global Dollar Government Portfolio (Class B)	0	0
AllianceBernstein Growth Portfolio (Class B)	0	0
AllianceBernstein Growth and Income Portfolio (Class B)	30,000	0
AllianceBernstein High Yield Portfolio (Class B)	0	0
AllianceBernstein International Portfolio (Class B)	0	0
AllianceBernstein Money Market Portfolio (Class B)	0	0
AllianceBernstein Premier Growth Portfolio (Class B)	0	0
AllianceBernstein Small Cap Growth Portfolio (Class B)	0	0
AllianceBernstein Technology Portfolio (Class B)	0	0

15

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

3.	PURCHASES AND SALES OF INVESTMENTS (continued)

Variable Accounts	Cost of Shares Acquired	Proceeds from Shares Sold

AllianceBernstein Total Return Portfolio (Class B)	$0	0
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)	0	0
AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)	0	0
AllianceBernstein Worldwide Privatization Portfolio (Class B)	0	0
AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)	0	0
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	0	0

16

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the period from December 30, 2004 (inception) to December 31, 2004, follows:

	At December 31			For the Period Ended December 31
Year	Units	Unit Fair Value ($)	Net Assets ($)	Expense Ratio (1)	Investment Income Ratio (2)	Total Return (3)

AllianceBernstein Americas Government Income Portfolio (Class B)
2004	5,212	11.58	60,328	1.75%	0.00%	0.54%

AllianceBernstein International Value Portfolio (Class B)
2004	420	14.30	6,007	1.75%	0.00%	0.12%

AllianceBernstein Real Estate Investment Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Small Cap Value Portfolio (Class B)
2004	875	13.73	12,014	1.75%	0.00%	0.11%

AllianceBernstein Utility Income Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Value Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Global Bond Portfolio (Class B)
2004	910	13.19	12,009	1.75%	0.00%	0.07%

AllianceBernstein Global Dollar Government Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Growth Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Growth and Income Portfolio (Class B)
2004	2,541	11.79	29,950	1.75%	0.00%	-0.17%

AllianceBernstein High-Yield Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein International Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Money Market Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Premier Growth Portfolio (Class B)
2004	—	—	—	—	—	—

17

FS VARIABLE ANNUITY ACCOUNT NINE

OF

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31
Year	Units	Unit Fair Value ($)	Net Assets ($)	Expense Ratio (1)	Investment Income Ratio (2)	Total Return (3)

AllianceBernstein Small Cap Growth Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Technology Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Total Return Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Worldwide Privatization Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)
2004	—	—	—	—	—	—

AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)
2004	—	—	—	—	—	—

(1)	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios have been excluded. For additional information on charges and deductions see footnote 3.

(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3)	These amounts represent the total return for the period indicated, including changes in the value of the investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows, in all material respects, the financial position of First SunAmerica Life Insurance Company (the “Company”), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP

Los Angeles, California

April 15, 2005

FIRST SUNAMERICA LIFE INSURANCE COMPANY

BALANCE SHEET

	December 31, 2004	December 31, 2003
	(in thousands)
ASSETS

Investments and cash:
Cash and short-term investments	$24,858	$104,011
Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004, $2,919,279; December 31, 2003, $2,617,647)	2,971,425	2,657,812
Mortgage loans	276,859	215,521
Policy loans	32,899	35,251
Common stocks available for sale, at fair value (cost: December 31, 2004, $700; December 31, 2003, $291)	705	295
Securities lending collateral	517,644	154,756

Total investments and cash	3,824,390	3,167,646

Variable annuity assets held in separate accounts	488,046	438,224
Accrued investment income	32,486	27,577
Deferred acquisition costs	157,729	161,828
Other deferred expenses	19,139	16,098
Income taxes currently receivable from Parent	—	1,360
Other assets	9,033	1,749

TOTAL ASSETS	$4,530,823	$3,814,482

LIABILITIES AND SHAREHOLDER’S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity contracts	$2,863,048	$2,490,145
Reserves for universal life insurance contracts	226,133	232,271
Income taxes currently payable to Parent	2,540	—
Securities lending payable	517,644	154,756
Payable to brokers	—	40,852
Other liabilities	31,807	66,814

Total reserves, payables and accrued liabilities	3,641,172	2,984,838

Variable annuity liabilities related to separate accounts	488,046	438,224

Deferred income taxes	25,092	41,895

Total liabilities	4,154,310	3,464,957

Shareholder’s equity:
Common stock	3,000	3,000
Additional paid-in capital	259,428	259,428
Retained earnings	92,082	68,657
Accumulated other comprehensive income	22,003	18,440

Total shareholder’s equity	376,513	349,525

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$4,530,823	$3,814,482

See accompanying notes to financial statements.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF INCOME AND COMPREHENSIVE INCOME

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
REVENUES

Fee income:
Variable annuity policy fees	$8,903	$8,077	$9,003
Universal life insurance policy fees, net of reinsurance	5,354	5,289	6,276
Premiums on reinsurance contract	6,586	—	—
Surrender charges	2,999	1,744	1,854

Total fee income	23,842	15,110	17,133

Investment income	167,371	119,730	97,327
Net realized investment gains (losses)	(2,655)	2,417	(10,025)

Total revenues	188,558	137,257	104,435

BENEFITS AND EXPENSES

Interest expense:
Fixed annuity contracts	90,167	65,631	47,186
Universal life insurance contracts	10,858	11,076	11,489

Total interest expense	101,025	76,707	58,675

Amortization of bonus interest	2,411	1,038	248
General and administrative expenses	7,711	6,036	8,112
Amortization of deferred acquisition costs	31,772	19,526	16,119
Annual commissions	1,554	1,038	771
Commissions on reinsurance contract	3,034	—	—
Claims on universal life insurance contracts, net of reinsurance recoveries	3,905	3,098	2,985
Claims on reinsurance contract	2,616	—	—
Guaranteed benefits	1,193	816	1,735

Total benefits and expenses	155,221	108,259	88,645

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	33,337	28,998	15,790

Income tax expense	7,899	12,081	9,032

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	25,438	16,917	6,758

Cumulative effect of accounting change, net of tax	(2,013)	—	—

NET INCOME	$23,425	$16,917	$6,758

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
OTHER COMPREHENSIVE INCOME, NET OF TAX:

Net unrealized gains on debt and equity securities available for sale identified in the current period less related amortization of deferred acquisition costs and other deferred expenses	$4,118	$8,750	$16,123

Less reclassification adjustment for net realized (gains) losses included in net income	1,364	(1,719)	3,417
Income tax expense	(1,919)	(2,461)	(6,839)

OTHER COMPREHENSIVE INCOME	3,563	4,570	12,701

COMPREHENSIVE INCOME	$26,988	$21,487	$19,459

See accompanying notes to financial statement

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$23,425	$16,917	$6,758
Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of accounting change, net of tax	2,013	—	—
Interest credited to:
Fixed annuity contracts	90,167	65,631	47,186
Universal life insurance contracts	10,858	11,076	11,489
Net realized investment (gains) losses	2,655	(2,417)	10,025
Amortization of net premiums/(accretion of net discounts) on investments	5,730	(2,493)	(1,241)
Amortization of deferred acquisition costs and other deferred expenses	34,183	20,564	16,367
Acquisition costs deferred	(35,395)	(79,439)	(26,952)
Other expenses deferred	(6,037)	(13,192)	(3,393)
Provision for deferred income taxes	(17,639)	9,040	25,503
Change in:
Accrued investment income	(4,909)	(11,728)	(3,537)
Income taxes currently receivable from / payable to Parent	3,900	8,471	(13,550)
Other assets	(7,284)	(348)	860
Other liabilities	(8,200)	16,035	3,788
Other, net	3,754	3,922	(350)

NET CASH PROVIDED BY OPERATING ACTIVITIES	97,221	42,039	72,953

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
Bonds, notes and redeemable preferred stocks	(952,300)	(1,883,889)	(604,280)
Mortgage loans	(82,533)	(53,070)	(45,944)
Common stock	—	—	(845)
Other investments, excluding short-term investments	—	(771)	(417)
Sales of:
Bonds, notes and redeemable preferred stocks	388,143	399,240	219,856
Other investments, excluding short-term investments	112	1,522	49
Redemptions and maturities of:
Bonds, notes and redeemable preferred stocks	217,009	284,025	121,967
Mortgage loans	21,413	30,846	25,833
Other investments, excluding short-term investments	1,513	1,572	1,709

NET CASH USED IN INVESTING ACTIVITIES	$(406,643)	$(1,220,525)	$(282,072)

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CASH FLOWS (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
Fixed annuity contracts	$444,942	$1,278,022	$390,423
Universal life insurance contracts	9,419	9,436	9,712
Net exchanges to (from) the fixed accounts of variable annuity contracts	(15,532)	427	23,546
Withdrawal payments on:
Fixed annuity contracts	(151,329)	(114,000)	(137,007)
Universal life insurance contracts	(8,261)	(7,522)	(10,740)
Claims and annuity payments, net of reinsurance, on:
Fixed annuity contracts	(31,615)	(24,551)	(37,837)
Universal life insurance contracts	(17,355)	(12,270)	(20,005)
Capital contributions	—	115,000	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	230,269	1,244,542	218,092

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(79,153)	66,056	8,973

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD	104,011	37,955	28,982

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD	$24,858	$104,011	$37,955

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid to Parent	$(21,639)	$(5,430)	$(2,922)

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

First SunAmerica Life Insurance Company (the “Company”) is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the “Parent”), which is a wholly owned subsidiary of AIG Retirement Services, Inc. (“AIGRS”)(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, and retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuity contracts for retirement savings in the State of New York.

Substantially all of the Company’s revenues are derived from the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two financial institutions represented approximately 13% and 11% of deposits in the year ended December 31, 2004. One financial institution represented approximately 16% and one independent broker-dealer represented approximately 15% of deposits in the year ended December 31, 2003. One financial institution represented approximately 19% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder’s equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $507,000,000 and $151,000,000 as of December 31, 2004 and 2003, respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2004 and 2003, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security’s net realizable value, a determination is made as to whether that decline is temporary or “other than temporary”. If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is “other than temporary”, the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $759,000, $3,139,000 and $9,515,000 in the years ending December 31, 2004, 2003 and 2002.

DEFERRED ACQUISITION COSTS (“DAC”): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

DAC is amortized based on a percentage of expected gross profits (“EGPs”) over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts (“Fixed Options”) and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a “DAC unlocking”) when estimates of future gross profits to be realized from its annuity contracts are revised.

The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the “long-term growth rate assumption”). The Company uses a “reversion to the mean” methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the “short-term growth rate assumption”) would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder’s equity.

The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), the Company reclassified $16,098,000 of these expenses from DAC to other deferred expenses, which is reported on the balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,” and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company’s statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

RESERVE FOR GUARANTEED BENEFITS: Reserve for guaranteed minimum death benefits (“GMDB”) is accounted for in accordance with SOP 03-1 and is included in other liabilities on the balance sheet. See Note 7.

FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income is earned.

INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Beginning in 2004, the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

3.	INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

	Amortized Cost	Estimated Fair Value
	(in thousands)
AT DECEMBER 31, 2004:

U.S. government securities	$18,743	$19,358
Mortgage-backed securities	753,378	771,642
Securities of public utilities	120,769	125,369
Corporate bonds and notes	1,599,497	1,624,383
Other debt securities	426,892	430,673

Total	$2,919,279	$2,971,425

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

	Amortized Cost	Estimated Fair Value
	(in thousands)
AT DECEMBER 31, 2003:

U.S. government securities	$17,671	$18,054
Mortgage-backed securities	619,800	634,640
Securities of public utilities	126,229	131,158
Corporate bonds and notes	1,226,035	1,248,590
Other debt securities	627,912	625,370

Total	$2,617,647	$2,657,812

At December 31, 2004, bonds and notes included $107,951,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 31%, 19%, 13% and 12% concentrated in telecommunications, cyclical consumer products, transportation and financial services industries, respectively. No other industry concentration constituted more than 10% of these assets.

At December 31, 2004, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25% and 12% of the aggregate carrying value of the portfolio secured by properties located in California and New York, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $1,700,000.

At December 31, 2004, $613,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

The Company had no investments in any one entity or its affiliates exceeding 10% of the Company’s shareholder’s equity at December 31, 2004.

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

3.	INVESTMENTS (Continued):

	Amortized Cost	Estimated Fair Value
	(in thousands)
Due in one year or less	$53,983	$54,926
Due after one year through five years	849,786	864,360
Due after five years through ten years	916,487	925,955
Due after ten years	345,645	354,542
Mortgage-backed securities	753,378	771,642

Total	$2,919,279	$2,971,425

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

	Gross Unrealized Gains	Gross Unrealized Losses
	(in thousands)
AT DECEMBER 31, 2004:

U.S. government securities	$634	$(19)
Mortgage-backed securities	20,512	(2,248)
Securities of public utilities	4,873	(273)
Corporate bonds and notes	33,360	(8,474)
Other debt securities	6,263	(2,482)

Total	$65,642	$(13,496)

AT DECEMBER 31, 2003:

U.S. government securities	$383	$—
Mortgage-backed securities	20,483	(5,643)
Securities of public utilities	5,258	(329)
Corporate bonds and notes	30,773	(8,217)
Other debt securities	7,294	(9,837)

Total	$64,191	$(24,026)

Gross unrealized gains on equity securities aggregated $5,000 and $9,000 at December 31, 2004 and 2003, respectively. Gross unrealized losses on equity securities aggregated $0 and $5,000 at December 31, 2004 and 2003, respectively.

The following tables summarize the Company’s gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands):

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

	Less than 12 Months			12 Months or More			Total
December 31, 2004	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
U.S. government securities	$2,001	$(19)	1	$—	$—	—	$2,001	$(19)	1
Mortgage-backed securities	152,192	(1,887)	31	13,802	(362)	7	165,994	(2,249)	38
Securities of public utilities	22,303	(273)	6	—	—	—	22,303	(273)	6
Corporate bonds and notes	385,522	(4,043)	85	72,370	(4,430)	12	457,892	(8,473)	97
Other debt securities	97,774	(1,926)	17	26,848	(556)	7	124,622	(2,482)	24

Total	$659,792	$(8,148)	140	$113,020	$(5,348)	26	$772,812	$(13,496)	166

	Less than 12 Months			12 Months or More			Total
December 31, 2003	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
Mortgage-backed securities	$183,577	$(5,643)	37	$—	$—	—	$183,577	$(5,643)	37
Securities of public utilities	15,013	(329)	6	—	—	—	15,013	(329)	6
Corporate bonds and notes	388,358	(8,204)	69	56	(13)	1	388,414	(8,217)	70
Other debt securities	219,407	(8,357)	44	3,521	(1,480)	1	222,928	(9,837)	45

Total	$806,355	$(22,533)	156	$3,577	$(1,493)	2	$809,932	$(24,026)	158

Realized investment gains and losses on the sales of investments are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
Realized gains	$2,903	$9,001	$8,522
Realized losses	(4,245)	(3,315)	(8,623)

COMMON STOCKS:
Realized gains	1	202	—
Realized losses	(180)	(20)	(38)

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

The sources and related amounts of investment income are as follows:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Short-term investments	$428	$848	$1,441
Bonds and notes and redeemable preferred stocks	149,869	103,197	80,518
Mortgage loans	15,161	13,552	13,000
Policy loans	2,682	2,819	2,160
Securities lending	689	55	788

Gross investment income	168,829	120,471	97,907
Less: investment expenses	(1,458)	(741)	(580)

Total investment income	$167,371	$119,730	$97,327

Investment income was attributable to the following products:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Fixed annuity contracts	$137,906	$91,169	$65,606
Variable annuity contracts	17,055	14,564	14,062
Universal life insurance contracts	12,410	13,997	17,659

Total	$167,371	$119,730	$97,327

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company’s financial instruments. The disclosures do not address the value of the Company’s recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

The estimated fair values of the Company’s financial instruments at December 31, 2004 and 2003 compared with their respective carrying values are as follows:

	Carrying Value	Fair Value
	(in thousands)
AT DECEMBER 31, 2004:

ASSETS:
Cash and short-term investments	$24,858	$24,858
Bonds, notes and redeemable preferred stocks	2,971,425	2,971,425
Mortgage loans	276,859	284,054
Policy loans	32,899	32,899
Common stock	705	705
Securities lending collateral	517,644	517,644
Variable annuity assets held in separate accounts	488,046	488,046

LIABILITIES:
Reserves for fixed annuity contracts	$2,863,048	$2,827,611
Securities lending payable	517,644	517,644
Variable annuity liabilities related to separate accounts	488,046	488,046

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

	Carrying Value	Fair Value
	(in thousands)
AT DECEMBER 31, 2003:

ASSETS:
Cash and short-term investments	$104,011	$104,011
Bonds, notes and redeemable preferred stocks	2,657,812	2,657,812
Mortgage loans	215,521	230,022
Policy loans	35,251	35,251
Common stock	295	295
Securities lending collateral	154,756	154,756
Variable annuity assets held in separate accounts	438,224	438,224

LIABILITIES:
Reserves for fixed annuity contracts	$2,490,145	$2,419,705
Securities lending payable	154,756	154,756
Variable annuity liabilities related to separate accounts	438,224	438,224

5.	DEFERRED ACQUISITION COSTS

The following table summarizes the activity in deferred acquisition costs:

	Years Ended December 31,
	2004	2003
	(in thousands)
Balance at beginning of year	$161,828	$100,571
Acquisition costs deferred	35,395	79,439
Effect of net unrealized (gains) losses on securities	(5,915)	1,344
Amortization charged to income	(31,772)	(19,526)
Cumulative effect of SOP 03-1	(1,807)	—

Balance at end of year	$157,729	$161,828

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	OTHER DEFERRED EXPENSES

The following table summarizes the activity in other deferred expenses:

	Years Ended December 31,
	2004	2003
	(in thousands)
Balance at beginning of year	$16,098	$3,888
Expenses deferred	6,037	13,192
Effect of net unrealized (gains) losses on securities	(585)	56
Amortization charged to income	(2,411)	(1,038)

Balance at end of year	$19,139	$16,098

7.	GUARANTEED BENEFITS

The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company’s variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as GMDB and guaranteed minimum account value (“GMAV”), respectively.

The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total “variable annuity assets held in separate accounts” with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder’s beneficiary will receive the greater of (1) the contract holder’s account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for subsequent withdrawals, at the end of a ten-year waiting period. GMAVs are considered to be derivatives under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and are recognized at fair value in the balance sheet and through investment income in the statement of income and comprehensive income. The Company began offering the GMAV option in 2004.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

Details concerning the Company’s guaranteed benefit exposures as of December 31, 2004 are as follows:

	Return of Net Deposits	Highest Specified Anniversary Account Value Minus Withdrawals Post Anniversary
	(dollars in thousands)
In the event of death (GMDB):
Account value	$148,283	$649,952
Net amount at risk (a)	$348	57,713
Average attained age of contract holders	65	62
Range of guaranteed minimum return rates	0%	0%

Accumulation at specified date (GMAV):
Account value	$16,314	$—
Net amount at risk (b)	—	—
Weighted average period remaining until guaranteed payment	9.8 Years	—

(a)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.
(b)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

(in thousands)
Balance at January 1, 2004 (c)	$1,640
Guaranteed benefits incurred	1,193
Guaranteed benefits paid	(934)

Balance at December 31, 2004	$1,899

(c)	Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

•	Data used was 5,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 10%.

•	Volatility assumption was 16%.

•	Mortality was assumed to be 64% of the 75-80 ALB table.

•	Lapse rates vary by contract type and duration and range from 0% to 40%.

•	The discount rate was approximately 8%.

8.	REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder’s equity.

The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Universal life insurance fees are presented net of reinsurance premiums of $7,275,000, $7,132,000 and $6,078,000 in 2004, 2003 and 2002, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $8,855,000, $3,645,000 and $4,247,000 in 2004, 2003 and 2002, respectively.

In 2004, the Company entered a contract to reinsure credit life and credit accident and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice.

9.	COMMITMENTS AND CONTINGENT LIABILITIES

At December 31, 2004, the Company has commitments to purchase approximately $5,000,000 of asset backed securities in the ordinary course of business. These commitments expire in total in 2007.

Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

10.	SHAREHOLDER’S EQUITY

The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2004 and December 31, 2003, 300 shares were outstanding.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

Changes in shareholder’s equity are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
ADDITIONAL PAID-IN CAPITAL:
Beginning balances	$259,428	$144,428	$144,428
Capital contributions by Parent	—	115,000	—

Ending balances	$259,428	$259,428	$144,428

RETAINED EARNINGS:
Beginning balances	$68,657	$51,740	$44,982
Net income	23,425	16,917	6,758

Ending balances	$92,082	$68,657	$51,740

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Beginning balances	$18,440	$13,870	$1,169
Change in net unrealized gains on debt securities available for sale	11,981	5,138	29,401
Change in net unrealized gains (losses) on equity securities available for sale	1	493	(161)
Change in adjustment to deferred acquisition costs and other deferred expenses	(6,500)	1,400	(9,700)
Tax effects of net changes	(1,919)	(2,461)	(6,839)

Ending balances	$22,003	$18,440	$13,870

Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Gross unrealized gains	$65,647	$64,200
Gross unrealized losses	(13,496)	(24,031)
Adjustment to DAC and other deferred expenses	(18,300)	(11,800)
Deferred income taxes	(11,848)	(9,929)

Accumulated other comprehensive income	$22,003	$18,440

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company’s net gain from operations of the preceding year’s statutory annual statement or 10% of preceding year’s statutory surplus. Dividends of $25,870,000 can be paid to the shareholder during 2005 without prior approval of the New York Superintendent of Insurance.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company’s net income for the year ended December 31, 2004 was approximately $41,524,000 and net loss for years ended December 31, 2003 and 2002 were $28,065,000, and $1,416,000, respectively. The Company’s statutory capital and surplus totaled approximately $261,706,000 at December 31, 2004, $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

11.	INCOME TAXES

The components of the provisions for income taxes on pretax income consist of the following:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Current	$25,539	$3,041	$(16,471)
Deferred	(17,640)	9,040	25,503

Total income tax expense	$7,899	$12,081	$9,032

Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Amount computed at statutory rate	$11,668	$10,149	$5,527
Increases (decreases) resulting from:
State income taxes, net of federal tax benefit	3,250	1,447	2,103
Dividends received deduction	(386)	(315)	(144)
Adjustment to prior year tax liability (a)	(6,633)	—	—
Other, net	—	800	1,546

Total income tax expense	$7,899	$12,081	$9,032

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.	INCOME TAXES (Continued)

(a)	In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

	Years Ended December 31,
	2004	2003
	(in thousands)
DEFERRED TAX ASSETS:
Investments	$959	$—
Contract holder reserves	27,931	14,994
Other assets	7,477	11,510

Total deferred tax assets	36,367	26,504

DEFERRED TAX LIABILITIES:
Investments	$—	$(2,637)
Deferred acquisition costs and other deferred expenses	(49,383)	(52,448)
Other liabilities	(228)	(3,385)
Net unrealized gains on debt and equity securities available for sale	(11,848)	(9,929)

Total deferred tax liabilities	(61,459)	(68,399)

Deferred income taxes	$(25,092)	$(41,895)

The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.	RELATED-PARTY MATTERS

On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $5,000,000. This commitment expires on October 28, 2005. There was no outstanding balance under this agreement at December 31, 2004.

On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company (“AIG SALAC”) whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. (“SAII”) whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

The Company’s products may be sold by nine affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corporation; Financial Service Corporation; Sentra Securities Corporation; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors Inc.; American General Equity Services Corporation; and American General Securities Incorporated. Commissions paid to these broker-dealers totaled $996,000, $1,063,000 and $1,143,000 in the years ended December 31, 2004, 2003 and 2002, respectively. These affiliated broker-dealers represent 3%, 1% and 5% of annuity deposits in the years ended December 31, 2004, 2003 and 2002, respectively.

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $7,925,000 for the year ended December 31, 2004, $5,250,000 for the year ended December 31, 2003 and $8,399,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,138,000, $3,855,000 and $3,305,000, in 2004, 2003 and 2002 respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company’s fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,138,000 in 2004, $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $1,605,000 in 2004, $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

The majority of the Company’s invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,223,000, $1,232,000 and $793,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company incurred $629,000, $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2004, 2003 and 2002, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. (“SAAMCo”), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company’s variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company’s variable annuity products. Amounts earned by the Company under this agreement totaled $1,537,000 in 2004 and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders’ surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s contract holders’ have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

The Company’s ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

PART C — OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are included in Part B of the Registration Statement:

Financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004.

Financial statements of FS Variable Annuity Account Nine at December 31, 2004, and for the period from December 30, 2004 (inception) to December 31, 2004.

(b) Exhibits

(1)	Resolution Establishing Separate Account	*
(2)	Form of Custody Agreements	Not Applicable
(3)	(a) Form of Distribution Contract	***
	(b) Form of Selling Agreement	**
(4)	Variable Annuity Contract	***
	(a) Variable Annuity Contract	***
	(b) Annual Ratchet Plan (Optional Death Benefit Endorsement)	***
	(c) Guaranteed Minimum Account Value Endorsement	***
(5)	Application for Contract	***
(6)	Depositor — Corporate Documents
	(a) Certificate of Incorporation	**
	(b) Amended and Restated By-Laws	**
(7)	Reinsurance Contract	Not Applicable
(8)	Form of Fund Participation Agreement
	(a) Alliance Variable Products Series Fund, Inc.	***
(9)	Opinion of Counsel	***
	Consent of Counsel	Not Applicable
(10)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(11)	Financial Statements Omitted from Item 23	Not Applicable
(12)	Initial Capitalization Agreement	Not Applicable
(13)	Performance Computations	Not Applicable
(14)	Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common Owner Control with First SunAmerica Life Insurance Company the Depositor of Registrant	Filed Herewith
(15)	Powers of Attorney	*

*	Incorporated by reference to initial Form N-4 File Nos. 333-118221 and 811-21230, filed August 13, 2004, accession number 0001193125-04-140426.
**	Incorporated by reference to Post-Effective Amendment 5 and 7 of File Nos. 333-85014 and 811-08810, filed January 30, 1998, accession number 0000950148-98-000132.
***	Incorporated by reference to Pre-Effective 1 and Post Effective 1 to this Registration Statement, filed December 10, 2004, accession number 0001193125-04-211059.

Item 25. Directors and Officers of the Depositor

The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME	POSITION
Jay S. Wintrob	Director, Chief Executive Officer & President
James R. Belardi	Director and Senior Vice President
Marc H. Gamsin	Director and Senior Vice President
N. Scott Gillis***	Director, Senior Vice President and Chief Financial Officer
Jana W. Greer***	Director and Senior Vice President
Bruce R. Abrams**	Director, Senior Vice President
Christine A. Nixon	Director, Senior Vice President and Secretary
M. Bernard Aidinoff*	Director
Marion E. Fagen*	Director
Patrick J. Foley*	Director
Cecil C. Gamwell III*	Director
Jack R. Harnes*	Director
David L. Herzog*	Director
John I. Howell*	Director
Ernest T. Patrikis*	Director
Michael J. Akers**	Senior Vice President
Gregory M. Outcalt	Senior Vice President
Stewart R. Polakov***	Senior Vice President and Controller
Edwin R. Raquel***	Senior Vice President and Chief Actuary
Kurt W. Bernlohr**	Vice President
Michelle H. Powers**	Vice President
Mallary L. Reznik	Vice President
Stephen Stone***	Vice President
Edward T. Texeria***	Vice President
Virginia N. Puzon	Assistant Secretary

*	Principal business address 70 Pine Street, New York, NY 10270
**	Principal business address is 2727 Allen Parkway, Houston, TX 77019
***	Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

The Registrant is a separate account of First SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. (“AIG”). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart can be found in the Company’s Form 10-K , SEC file number 033-81474, accession number 0000950148-05-000048, filed April 15, 2005. An organization chart for AIG can be found in Form 10K, SEC file number 001-08787, accession number 0000950123-04-00330, filed March 15, 2004. That organization chart is current as of December 2003. As of the date of this filing, AIG has not yet filed its 2004 Form 10-K.

Item 27. Number of Contract Owners

As of February 28, 2005, the number of Alliance Ovation Advantage NY contracts funded by FS Variable Annuity Account Nine was 2 of which 0 were qualified contracts and 2 were non-qualified contracts.

Item 28. Indemnification

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company’s By-Laws (“By-Laws”) authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company’s officers and directors are covered by certain directors’ and officers’ liability insurance policies maintained by the Company’s parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. (“Distributor”) for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor’s failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor’s failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29. Principal Underwriter

(a)	AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

AIG SunAmerica Life Assurance Company - Variable Separate Account

AIG SunAmerica Life Assurance Company - Variable Annuity Account One

AIG SunAmerica Life Assurance Company - Variable Annuity Account Two

AIG SunAmerica Life Assurance Company - Variable Annuity Account Four

AIG SunAmerica Life Assurance Company - Variable Annuity Account Five

AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven

AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine

First SunAmerica Life Insurance Company - FS Variable Separate Account

First SunAmerica Life Insurance Company - FS Variable Annuity Account One

First SunAmerica Life Insurance Company - FS Variable Annuity Account Two

First SunAmerica Life Insurance Company - FS Variable Annuity Account Five

First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine

Presidential Life Insurance Company - Variable Account One

Anchor Series Trust

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Style Select Series, Inc. issued by AIG SunAmerica Asset Management Corp. (AIG SAAMCo)

SunAmerica Equity Funds issued by AIG SAAMCo

SunAmerica Income Funds issued by AIG SAAMCo

SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo

SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo

SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo

VALIC Company I and

VALIC Company II

(b)	Directors, Officers and principal place of business:

Officer/Directors*	Position
Peter A. Harbeck	Director
J. Steven Neamtz	Director, President & Chief Executive Officer
Debbie Potash-Turner	Senior Vice President, Chief Financial Officer & Controller
John T. Genoy	Vice President
James Nichols	Vice President
Thomas Lynch	Chief Compliance Officer
Christine A. Nixon**	Secretary
Virginia N. Puzon**	Assistant Secretary

*	Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
**	Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c)	AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367 or its record keeper, Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031, which provides certain servicing for the Depositor.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88). The Registrant has complied with conditions one through four on the no-action letter.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 1 and 2 to its Registration Statement on Form N-4 (File Nos. 333-118225 and 811-21230) to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 25th day of April 2005.

FS VARIABLE ANNUITY ACCOUNT NINE
(Registrant)

By:	FIRST SUNAMERICA LIFE INSURANCE COMPANY

By:	/s/ JAY S. WINTROB
Jay S. Wintrob, Chief Executive Officer

FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor)

By:	/s/ JAY S. WINTROB
Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

JAY S. WINTROB* Jay S. Wintrob	Chief Executive Officer, President & Director (Principal Executive Officer)	April 25, 2005

BRUCE R. ABRAMS* Bruce R. Abrams	Director	April 25, 2005

M. BERNARD AIDINOFF* M. Bernard Aidinoff	Director	April 25, 2005

JAMES R. BELARDI* James R. Belardi	Director	April 25, 2005

MARION E. FAJEN* Marion E. Fajen	Director	April 25, 2005

PATRICK J. FOLEY* Patrick J. Foley	Director	April 25, 2005

MARC H. GAMSIN* Marc H. Gamsin	Director	April 25, 2005

CECIL C. GAMWELL III* Cecil C. Gamwell III	Director	April 25, 2005

N. SCOTT GILLIS* N. Scott Gillis	Senior Vice President, Chief Financial Officer & Director (Principal Financial Officer)	April 25, 2005

JANA W. GREER* Jana W. Greer	Director	April 25, 2005

JACK R. HARNES* Jack R. Harnes	Director	April 25, 2005

DAVID L. HERZOG* David L. Herzog	Director	April 25, 2005

JOHN I. HOWELL* John I. Howell	Director	April 25, 2005

CHRISTINE A. NIXON* Christine A. Nixon	Director	April 25, 2005

ERNEST T. PATRIKIS* Ernest T. Patrikis	Director	April 25, 2005

STEWART R. POLAKOV* Stewart R. Polakov	Senior Vice President and Controller (Principal Accounting Officer)	April 25, 2005

*/s/ MALLARY L. REZNIK Mallary L. Reznik Attorney-in-fact		April 25, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
(10)	Consent of Independent Registered Public Accounting Firm

(14)	Diagram and Listing of All Person Directly or Indirectly Controlled by or Under Common Owner Control with First SunAmerica Life Insurance Company, the Depositor of Registrant